FIRST AMENDMENT TO
REGISTATION RIGHTS AMENDMENT

This First Amendment (“this Amendment”) is dated as of March 6, 2007, among SpatiaLight, Inc., a New York corporation (the “Company”), and each persons identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used but not defined in this Amendment have the meaning assigned to them in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement dated and effective as of September 26, 2006 (the “Securities Purchase Agreement”) providing for the sale and purchase of certain securities pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder; and

WHEREAS, in connection with the Securities Purchase Agreement, the Company and the Purchasers entered into that certain Registration Rights Agreement dated and effective as of September 26, 2006 (the “Registration Rights Agreement”) providing for the registration of the shares of the Registrable Securities (as defined in the Registration Rights Agreement) and providing for the payment of liquidated damages in certain events; and

WHEREAS, the Company and the Purchasers entered into that certain Waiver Agreement dated and effective as of November 29, 2006 (the “First Waiver”) providing for the waiver of certain provisions of the Securities Purchase Agreement relating to the subsequent sale of securities in exchange for the issuance of warrants (the “Waiver Warrants”) to purchase 250,000 shares of the Company’s common stock, $.01 par value (the “Common Stock”) and other consideration; and

WHEREAS, the Company has not filed a registration statement relating to the Registerable Securities and there are accrued liquidated damages in the amount of $30,806.45 on the date hereof; and

WHEREAS, the Company and the Purchasers wish to amend the First Waiver to eliminate the requirement that the Company issue Waiver Warrants, waive the payment of liquidated damages under the Registration Rights Agreement accrued prior to the date of this Amendment, and to amend certain provisions of the Registration Rights Agreement, as more fully described below in exchange for the issuance of shares of Common Stock of the Company as set forth below;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

ARTICLE I
WAIVERS AND AMENDMENTS

(a)  Deletion of Waiver Warrants. The First Waiver is amended to delete any requirement that the Company issue the Waiver Warrants.

(b)  Waiver of Liquidated Damages. The Purchasers hereby waive and forgive any obligation for the Company to pay liquidated damages or penalties under the Registration Rights Agreement arising from or relating to the failure of the Company to file prior to the date of this Amendment a registration statement relating to the Registrable Securities or the failure of the registration statement relating to the Registrable Securities to be declared effective prior to the date of this Amendment.

(c)  Amendment to Registration Rights Agreement. The Registration Rights Agreement is amended hereby as follows:

(i)  The definition of “Effectiveness Date” is amended to be, with respect to the initial Registration Statement filed under the Registration Rights Agreement, the 90th calendar day following the date of this Amendment (the 120th calendar day in the case of a “full review” by the Commission) and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c) of the Registration Rights Agreement, the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required thereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

(ii)  The definition of “Filing Date” means, with respect to the initial Registration Statement required under the Registration Rights Agreement, the 30th calendar day following the date of this Amendment and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c) of the Registration Rights Agreement, the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required thereunder.

(d)  The purchasers hereby waive any rights of participation in future financing.

ARTICLE II
ISSUANCE OF SHARES OF COMMON STOCK

On the date hereof the Company shall issue to the Purchasers an aggregate of 500,000 shares of Common Stock (the “New Common Shares”) by crediting the account of the each Purchaser’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system in accordance with the instructions attached hereto as Exhibit I the number of shares set forth in such instructions. Except as otherwise provided herein, the Securities Purchase Agreement and the Registration Rights Agreement are unmodified and in full force and effect.

ARTICLE III
REPRESENTATIONS OF COMPANY

The Company represents and warrants to the Purchasers that:

(a)  The New Common Shares shall be freely transferable by the Purchasers without restriction. The New Common Shares shall not bear a restricted legend under applicable Federal and state securities laws.

(b)  This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization or other similar laws and to general principles of equity).

(c)  the Company’s execution, delivery and performance of this Amendment does not (i) violate or conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration, or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of the Company or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, (ii) conflict with the Company’s certificate of incorporation or bylaws, (iii) conflict with, or result in a violation of any law, rule or regulation applicable to the Company, or any order or judgment of any court or other agency of government applicable to, or affecting the Company.

(d)  The Company has filed all forms, reports and documents (the “SEC Documents”) required to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the Commission thereunder during the 12 month period ending on the date of this Amendment. Except as corrected by subsequent amendment, as of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to stated therein or necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading. Except as corrected by subsequent amendment, as of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with the applicable accounting requirements and the rules and regulations of the Commission thereunder and were prepared in accordance with generally accepted accounting principles and fairly presented, in all material respects, the financial position of the Company as at the dates thereof and the results of operations and cash flows of the Company for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in scope or amount).

(e)  The New Common Shares are included in the Company’s registration statement filed with the Commission Registration No. 333-137100 (the “Registration Statement.”). The Registration Statement covering the issuance of the New Common Shares was declared effective on February 14, 2007 by the Commission and neither the Commission nor any state regulatory authority has issued, or threatened to issue, any order preventing or suspending the use of the Registration Statement or the prospectus contained therein or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

(f)  No consent, approval, authorization or order of, or filing or registration with, any court, regulatory authority or other governmental agency or body or third party is required in connection with the transactions contemplated herein.

(g)  The Company hereby confirms that neither it nor, to its knowledge, any other person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information.

ARTICLE IV
REPRESENTATIONS OF THE PURCHASERS

The Purchasers severally represent and warrant to the Company that:

(a)  Each Purchaser is duly organized, validly existing and it has full right, power and authority to enter into this Amendment and to perform its obligations hereunder in accordance with the terms of this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)  This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms (subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization or other similar laws and to general principles of equity).

(c)  Each Purchaser’s execution, delivery and performance of this Amendment does not violate or conflict with such Purchaser’s governing documents or any law, rule or regulation applicable to such Purchaser, or any order or judgment of any court or other agency of government applicable to or affecting such Purchaser.

ARTICLE V
MISCELLANEOUS

(a)  Expenses. Each of the Purchaser and the Company agrees to pay its own expenses and disbursements incident to the performance of its obligations hereunder.

(b)  Rights Cumulative; Waivers. The rights of each of the parties under this Amendment are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)  Benefit; Successors Bound. This Amendment and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d)  Entire Agreement. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Amendment or the matters described in this Amendment, except as set forth in this Amendment and in the other documentation relating to the transactions contemplated by this Amendment. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Amendment.

(e)  Amendment. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

(f)  Severability. Each part of this Amendment is intended to be severable. In the event that any provision of this Amendment is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Amendment shall continue in full force and effect.

(g)  Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Amendment shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if delivered by hand, (ii) upon the third day after such notice is (a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient’s facsimile machine) of receipt by the recipient of such notice: (i) if a Purchaser: at the address of the Purchaser on the signature page hereof; and (ii) if to the Company: Spatialight, Inc., Five Hamilton Landing, Novato CA 94949, Facsimile No. (415) 883-3363

(h)  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the principles regarding conflicts of laws. The parties irrevocably consent to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Amendment.

(i)  Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Amendment, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Amendment and the transactions contemplated hereby.

(j)  Section Headings. The Section headings in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

(k)  Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(l)  Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY:

SPATIALIGHT INC.

By:	/s/ David F. Hakala
Name: David F. Hakala
Title: CEO

PURCHASER:

BLUEGRASS GROWTH FUND, LTD.

By:	/s/ Brian Shatz
Name: Brian Shatz
Title: Director

Address:
122 E. 42nd St., Suite 2606
New York, NY 10168

Exhibit I
DWAC INSTRUCTIONS
300,000 shares to:
Citigroup Global Markets - DTC#0418
For further credit to: Bluegrass Growth Fund LP
Account: 522-43353

And

200,000 shares to:
Citigroup Global Markets - DTC#0418
For further credit to: Bluegrass Growth Fund LTD
Account: 522-94709